Award Timing Disclosure	12 Months Ended
Jun. 30, 2026
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

We do not grant stock options, stock appreciation rights, or similar option-like instruments and, as such, do not have any policy or practice in place on the timing of awards of options, stock appreciation rights, or similar option-like instruments in relation to the disclosure of material non-public information. If in the future we anticipate granting stock options, stock appreciation rights, or similar option-like instruments, we may determine to establish a policy regarding how the Board determines when to grant such awards and how the Board or compensation committee will take material nonpublic information into account when determining the timing and terms of such awards.

Incentive Compensation Clawback Policy

In 2023, we adopted an incentive compensation recovery, or “clawback,” policy (the “Clawback Policy”) in accordance with NYSE listing standards and Exchange Act Rule 10D-1. Under the Clawback Policy, which applies to the Company’s current and former executive officers (as defined under Exchange Act Rule 10D-1), the Company is required to recoup the amount of any erroneously awarded compensation (as defined in the Clawback Policy) within a specified lookback period in the event of any Restatement (as defined in the Clawback Policy), subject to limited impracticability exceptions. The Clawback Policy is overseen and administered by the compensation committee. The full text of the Clawback Policy was included as Exhibit 97 to our Annual Report on Form 10-K for the year ended June 30, 2024.

Award Timing MNPI Considered	true
MNPI Disclosure Timed for Compensation Value	false